UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2011

GENTOR RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	333-130386 (Commission file number)	20-267977 (IRS Employer Identification Number)

1 First Canadian Place, Suite 7070
100 King Street West
Toronto, Ontario M5X 1E3
Canada

(Address of principal executive offices)

(416) 366-2221
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changes since last repot)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

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Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Brokered Offering

Agency Agreement

On November 2, 2011 (the “Effective Date”), Gentor Resources, Inc., a Florida corporation (the “Company”), entered into an agency agreement (the “Agency Agreement”) with a placement agent pursuant to which a private offering (the “Offering”) of units (“Units”) of the Company was conducted with respect to persons outside the United States who are non-“U.S. Persons” (as such term is defined in Rule 902 of Regulation S of the Securities Act of 1933, as amended (the “Securities Act”)).  Each Unit consists of one share of the Company’s common stock (a “Common Share”) and one-half of one Common Share purchase warrant (each whole Common Share purchase warrant, a “Warrant”).  Each Warrant entitles the holder thereof to purchase one Common Share at an exercise price of Cdn$1.25 at any time before 5:00 p.m. (Toronto time) within twelve months following the closing of the Offering, subject to adjustment in certain events.  A total of 2,163,000 Units were sold pursuant to the Offering at an offering price of Cdn$1.00 per Unit for aggregate consideration of Cdn$2.163 million.

In consideration of the services rendered by the agent under the Agency Agreement, the Company agreed to (i) pay all reasonable expenses and fees incurred by the agent in connection with the Offering (to a maximum of Cdn$100,000 with respect to the fees and disbursement of the agent’s legal counsel), (ii) pay the agent a cash fee equal to eight percent (8.0%) of the proceeds realized from the sale of the Units in connection with the Offering payable in cash at the time of closing of the Offering and (iii) grant to the agent at the closing of the Offering, non-transferable compensation options (“Compensation Options”) entitling the agent to subscribe for that number of Common Shares equal to eight percent (8.0%) of the total number of Units sold pursuant to the Offering at an exercise price equal to Cdn$1.00 per share for a period of 24 months following closing of the Offering.  The Company ultimately issued 173,040 Compensation Options to the agent in consideration of the services performed by the agent under the Agency Agreement.

The Company also covenanted to the agent and the purchasers in the Offering, to, among other things and subject to the approval of the TSX Venture Exchange: (i) file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 for the resale of the Common Shares issued in the Offering and the Common Shares to be issued upon the exercise of the Warrants and use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC within four months following the Effective Date (and to cause it to remain effective under certain circumstances); or (ii) effect a reorganization of the Company within four months following the Effective Date with the purpose of causing the Company to qualify as a “foreign private issuer” within the meaning of Rule 405 under the Securities Act.  If the Company fails to comply with the foregoing covenants, the Company will, as a penalty and as the sole remedy for the breach of the foregoing covenants, be obligated to issue to each purchaser in the Offering one-tenth of one Common Share for each Unit issued in the Offering and still held by such purchaser.

Warrant Indenture

In addition, pursuant to the terms of the Agency Agreement, and in order to facilitate the issuance and administration of the Warrants issued in the Offering, on the Effective Date, the Company and Equity Financial Trust Company (“Equity”) entered into a warrant indenture (the “Warrant Indenture”) whereby the Company appointed Equity as warrant agent for the purchasers in the Offering to hold all rights, interests and benefits contained therein on behalf of the holders of the Warrants.  The Warrant Indenture sets forth the terms of the Warrants, including the mechanics for the exercise of the Warrants and the issuance of the underlying Common Shares.

The foregoing description of the Agency Agreement and the Warrant Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement and the Warrant Indenture, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, and incorporated by reference herein.

Non-Brokered Offering

During the calendar third quarter of 2011 and the first part of the calendar fourth quarter of 2011, the Company sold 1,222,500 units to various U.S. Persons and non-U.S. Persons in a non-brokered private offering (the “Non-brokered Offering”) for aggregate consideration of Cdn$1,222,500. Each unit consists of one Common Share and one warrant to purchase one-half of one Common Share, where a minimum of two warrants must be exercised by a warrantholder in order that any such exercise results in the purchase by a warrantholder of one whole Common Share.  The terms of the warrants provide that the holder thereof is entitled to purchase one whole Common Share at a purchase price of Cdn$1.25 per share at any time within twelve months subsequent to the date of the issuance of the warrant.

The securities referenced herein have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold within the United States or to U.S. Persons unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

Item 3.02 - Unregistered Sale of Equity Securities

The information in Item 1.01 above is incorporated into this Item 3.02 by reference.

The Units and Compensation Options were issued pursuant to the exclusion from the registration requirements of the Securities Act provided by Regulation S thereunder based upon representations from each purchaser and the agent pursuant to Regulation S, including, but not limited to, representations to the effect that each such person is not a U.S. Person, is not purchasing the Units for the account or benefit of a U.S. Person and was not offered or sold the Units in the United States (the “Regulation S Representations”).

With respect to the securities issued in the Non-brokered Offering, the Company claims exemption from the registration provisions of the Securities Act pursuant to Regulation D under the Securities Act and/or Regulation S under the Securities Act.  This determination was made based, in part, upon the applicable purchasers making the Regulation S Representations to the Company and the applicable purchasers making representations pursuant to Regulation D of the Securities Act, including representations as to their status as accredited investors (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act).

Item 7.01  Regulation FD Disclosure

On November 4, 2011, the Company issued a press release entitled “Gentor Announces TSX Venture Exchange Listing and Completion of Financings for Cdn$3.39 Million.” A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.  Other Events

The information set forth under Item 7.01 above is incorporated into this Item 8.01 by reference.

The Company’s application to list its Common Shares on the TSX Venture Exchange (the “Exchange”) has been accepted and such shares commenced trading on the Exchange on Monday, November 7, 2011 under the trading symbol “GNT.”

Item 9.01  Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
4.1	Warrant Indenture dated November 2, 2011 between Gentor Resources, Inc., a Florida corporation and Equity Financial Trust Company, a trust company incorporated under the federal laws of Canada
10.1	Agency Agreement dated November 2, 2011
99.1	Press Release dated November 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: November 8, 2011

Gentor Resources, Inc.

/s/ Peter Ruxton

By: Peter Ruxton, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Warrant Indenture dated November 2, 2011 between Gentor Resources, Inc., a Florida corporation and Equity Financial Trust Company, a trust company incorporated under the federal laws of Canada
10.1	Agency Agreement dated November 2, 2011
99.1	Press Release dated November 4, 2011